                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT and KATHLEEN L. QUIRK, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            EXECUTED on February 28, 2007.

                                         /s/ Richard C. Adkerson
                                         --------------------------------------
                                         Richard C. Adkerson

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, or either of them, her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ Kathleen L. Quirk
                                         --------------------------------------
                                         Kathleen L. Quirk

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ C. Donald Whitmire, Jr.
                                         --------------------------------------
                                         C. Donald Whitmire, Jr.

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints RICHARD
C. ADKERSON and KATHLEEN L. QUIRK, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ James R. Moffett
                                         --------------------------------------
                                         James R. Moffett

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ Robert J. Allison, Jr.
                                         --------------------------------------
                                         Robert J. Allison, Jr.

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ Robert A. Day
                                         --------------------------------------
                                         Robert A. Day

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ Gerald J. Ford
                                         --------------------------------------
                                         Gerald J. Ford

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ H. Devon Graham, Jr.
                                         --------------------------------------
                                         H. Devon Graham, Jr.

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ J. Bennett Johnston
                                         --------------------------------------
                                         J. Bennett Johnston

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ Bobby Lee Lackey
                                         --------------------------------------
                                         Bobby Lee Lackey

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ Gabrielle K. McDonald
                                         --------------------------------------
                                         Gabrielle K. McDonald

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ B. M. Rankin, Jr.
                                         --------------------------------------
                                         B. M. Rankin, Jr.

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ J. Stapleton Roy
                                         --------------------------------------
                                         J. Stapleton Roy

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ Stephen H. Siegele
                                         --------------------------------------
                                         Stephen H. Siegele

                                POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. relating to common stock, preferred stock, debt securities, warrants, purchase contracts and units, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rules 413 or 462 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


            EXECUTED on February 28, 2007.

                                         /s/ J. Taylor Wharton
                                         --------------------------------------
                                         J. Taylor Wharton